FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2001

Allegheny Energy, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification Number)

10435 Downsville Pike
Hagerstown, Maryland 21740-1766

(Address of principal executive offices)

Registrant's telephone number,
Including area code: (301) 790-3400

Item 1 - 6.     Not applicable

Item 7.           Exhibits

                      Exhibit 99.1 Press Release dated December 27, 2001

Item 8.           Not applicable

Item 9.           Regulation FD Disclosure

                      On December 27, 2001, Allegheny Energy, Inc. issued the press release attached as
                      Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Allegheny Energy, Inc.

/S/ BRUCE E. WALENCZYK
Name: Bruce E. Walenczyk
Title: Senior Vice President and
Chief Financial Officer

Dated: December 28, 2001